Exhibit 99.1

Quantum Computing Inc. Board of Directors Appoints Dr. William McGann as the Company’s CEO and Co-Founder Robert Liscouski as Chairman of the Board

LEESBURG, Virginia – January 31, 2024 – Quantum Computing Inc. (“QCi”, “we”, “our” or the “Company”) (Nasdaq: QUBT), an innovative quantum optics and nanophotonics technology company, today announced new leadership appointments as the Company readies for an active 2024 with an anticipated market-disruptive product release schedule. William (Bill) J. McGann, Ph.D., a globally recognized leader in commercialization of innovative technology, has been appointed CEO of Quantum Computing Inc. Dr. McGann succeeds QCi’s co-founder Robert Liscouski who remains Chairman of the Board to help oversee the Company’s growth and expansion.

Dr. McGann has a decade-long track record for transforming credible science into practical technology in steps of innovation, engineering, and leadership. In his role as QCi’s CTO, Dr. McGann has driven the launch of QCi products in the areas of quantum optimization machines, reservoir computing for AI, quantum remote sensing, and quantum random number generation in 2023. Bill and the team are leading the charge in the Company’s mission to provide “accessible and affordable” quantum technology to the world. Over the course of his professional career, Dr. McGann has held numerous business and technology leadership positions.

Dr. McGann began his entrepreneurial journey in 1990, where he was a co-founder of a disruptive technology innovation company, Ion Track Instruments. There, he and the team created a revolutionary new explosives trace detection technology and methodology that is widely deployed around the world today. After successfully capturing a majority of the global market share in this industry, he sold Ion Track to GE and formed the GE Security business unit in 2002, where he continued to create new technologies to further grow the industry. Since then, Dr. McGann has led and driven innovative product design in several businesses, both large and small, which include United Technologies, Implant Sciences Corporation, L3 Harris Corp., and then Leidos as CTO of the Security and Automation division.

Dr. McGann received his Ph.D. in Chemical Physics from the University of Connecticut and holds undergraduate degrees in both chemistry and biology. He has authored over 70 research proposals (SBIR) for the U.S. government, dozens of scientific publications, and 26 patents in the areas of nuclear, chemical and biological detection technologies.

Commenting on Dr. McGann’s appointment, Robert Liscouski, co-founder and Chairman of Quantum Computing Inc., shared, “Over the past six years, QCi has evolved into an innovative leader of nanophotonic quantum technologies. We believe we are about to revolutionize the market with another breakthrough technology that delivers processing power, accuracy and speed at minimal energy usage at a reasonable price – as true to our mission of providing accessible and affordable quantum technology to the world. I am proud to have led QCi through inception to this inflection point where it is positioned for significant growth in 2024.  While I will continue to be meaningfully engaged at QCi going forward, I believe it is time to pass the baton to the next phase of leadership to take this Company to the next level.   Bill and the team are poised to introduce value-creation and cost-effective quantum technologies that will change the market as we know it today. We are fortunate to have the right combination of extraordinary talent with a passion and unwavering commitment to this company to carry us into the future.”

Mr. Liscouski intends to use his more than 35 years of national security experience, including his service as the first U.S. Assistant Secretary for Infrastructure Protection of the U.S. Department of Homeland Security, President of Implant Sciences Corporation, Global Director of Information Assurance at the Coca-Cola Company, and a visiting fellow at the Center for Strategic and International Studies in Washington, D.C. to further support the Company’s progress in commercializing its highly innovative technology, while providing strategic direction and corporate governance to grow shareholder value. In his role as Chairman, Mr. Liscouski will remain active in guiding the business strategy and direction.

Dr. McGann added, “Bob has tirelessly led the business and accomplished much in his role as CEO and has built a solid foundation for QCi’s success. As the new leader, I will leverage these accomplishments and progress to accelerate the Company’s growth through the commercialization of our core technologies and continue to innovate and deliver important technologies for a better world – consistent with our moto “Quantum Machines for a Brighter Future”.

For additional information on the Company’s suite of solutions, please visit our website or contact our team directly.

About Quantum Computing Inc. (QCi)

Quantum Computing Inc. (QCi) (Nasdaq: QUBT) is an innovative, quantum optics and nanophotonics technology company on a mission to accelerate the value of quantum computing for real-world business solutions, delivering the future of quantum computing, today. The company provides accessible and affordable solutions with real-world industrial applications, using nanophotonic-based quantum entropy that can be used anywhere and with little to no training, operates at normal room temperatures, low power and is not burdened with unique environmental requirements. QCi is competitively advantaged delivering its quantum solutions at greater speed, accuracy, and security at less cost. QCi’s core nanophotonic-based technology is applicable to both quantum computing as well as quantum intelligence, cybersecurity, sensing and imaging solutions, providing QCi with a unique position in the marketplace. QCi’s core entropy computing capability, the Dirac series, delivers solutions for both binary and integer-based optimization problems using over 11,000 qubits for binary problems and over 1000 (n=64) qubits for integer-based problems, each of which are the highest number of variables and problem size available in quantum computing today. Using the Company’s core quantum methodologies, QCi has developed specific quantum applications for AI, cybersecurity and remote sensing, including its Reservoir Photonic Computer series (intelligence), reprogrammable and non-repeatable Quantum Random Number Generator (cybersecurity) and LiDAR and Vibrometer (sensing) products.  For more information about QCi, visit www.quantumcomputinginc.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Those statements include statements regarding the intent, belief or current expectations of QCi and members of its management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

QCi undertakes no obligation to update or revise forward-looking statements to reflect changed conditions. Statements in this press release that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” “aim to,” or variations of these or similar words, identify forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in QCi’s Annual Report on Form 10-K and other factors as may periodically be described in QCi’s filings with the U.S. Securities and Exchange Commission.

Investor Contact:

Yvonne Zappulla

Sawyer-Dickinson Capital Advisors, Inc.

845-680-0300

yvonne@sawyer-dickinson.com

Media Contact:

Jessica Tocco

A10 Associates

(765) 210-0875

Jessica.Tocco@a10associates.com